                                                                    EXHIBIT 10.2


                              QUANTA SERVICES, INC.

                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN

         SECTION 1. PURPOSE OF PLAN. The purpose of the Quanta Services, Inc. 1997 Stock Option Plan (the "Plan") shall be to provide for the grant to employees, officers, directors, and consultants of the Company options to acquire Common Stock of the Company.

         SECTION 2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Cause" shall mean (i) Grantee's willful, material and irreparable breach of any agreement that governs the terms and conditions of his or her employment; (ii) Grantee's gross negligence or gross incompetence in the performance or intentional nonperformance (continuing for ten days after receipt of written notice of such negligence) of any of Grantee's material duties and responsibilities;
         (iii) Grantee's dishonesty, fraud or misconduct with respect to the business or affairs of the Company or any Subsidiary; (iv) Grantee's conviction of a felony crime; or (v) chronic alcohol abuse or illegal drug abuse by Grantee.

                  (c) A "Change in Control" of the Company shall occur when: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a "Transaction"), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former stockholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another corporation which is not controlled by the Company

                  (d) "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

                  (e) "Committee" shall mean any Committee of two or more Directors that may be designated by the Board to administer the Plan, all of which Committee's members shall be Nonemployee Directors. Additionally, if any Options are intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, all members of the Committee granting such Options shall be "outside directors" within the meaning of that Code section.

                  (f) "Common Stock" shall mean the common stock, par value $.00001 per share, of the Company.

                  (g) "Consultant" shall mean any person who is engaged to perform services for the Company or its Subsidiaries, other than as an Employee or Director.

                  (h) "Control Person" shall mean any person who, as of the date of the grant of an Option, owns (within the meaning of Section 422
         (b)(6) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of all stock of the Company or of any parent or Subsidiary.

                  (i) "Company" shall mean Quanta Services, Inc., a Delaware corporation.

                  (j) "Director" shall mean any member of the Board.

                  (k) "Employee" shall mean any full-time employee of the Company or any Subsidiary (including Directors who are otherwise employed on a full-time basis by the Company or any Subsidiary).

                  (l) "Exchange Act" shall mean the securities Exchange Act of 1934 as it may be amended from time to time.

                  (m) "Fair Market Value" of the Common Stock on a given date shall be based upon: (i) if the Common Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or , if such price is unavailable, the average of the closing bid and asked prices per share of the Common Stock on such date (or, if there was no trading or quotation in the Common Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; or (ii) if the Common Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, the value as determined by the Board in good faith in its sole discretion; provided, however, that the "Fair Market Value" of Common Stock on the date on which shares of Common Stock are first issued and sold pursuant to a registration statement filed with and declared effective by the SEC (the "Registration Statement") shall be the Initial Public Offering price of the shares so issued and sold, as set forth in the first final prospectus used in such offering.

                  (n) "Grantee" shall mean a person granted an Option under the Plan.

                  (o) "Initial Public Offering" shall mean the initial public offering of shares of Common Stock in a firm commitment underwriting registered with the SEC in compliance with the provision of the 1933 Act.

                  (p) "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of Common Stock and intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

                  (q) "1933 Act" shall mean the Securities Act of 1933, as it may be amended from time to time.

                  (r) "Nonemployee Director" shall mean a director who is not currently an officer (as defined in Rule 16a-1(f) under the Exchange
         Act) of the Company or a Subsidiary, or otherwise currently employed by the Company or a Subsidiary.

                  (s) "NQSO" shall mean an Option granted pursuant to the Plan to purchase shares of the Common Stock that is not an ISO.

                  (t) "Option" or "Options" shall refer to one or more NQSOs and ISOs issued under and subject to the Plan.

                  (u) "Parent" shall mean any parent corporation as defined in
         Section 424 of the Code.

                  (v) "SEC" means the United States Securities and Exchange Commission.

                  (w) "Plan" shall mean the Quanta Services, Inc. Amended and Restated 1997 Stock Option Plan as set forth herein and as amended from time to time.

                  (x) "Stock" shall mean (i) Common Stock; (ii) limited vote common stock, par value $.00001 per share, of the Company; and (iii) Common Stock into which the outstanding shares of the Company's Series A Preferred Stock, par value $.00001 per share, are convertible.

                  (y) "Subsidiary" shall mean any corporation with respect to which the company owns, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock of such corporation.

         SECTION 3. SHARES OF COMMON STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10 hereof, the total amount of Common Stock with respect to which Options may be granted under the Plan shall not exceed the greater of
(i) 2,380,850 shares (subject to adjustment pursuant to Section 10 hereof)and
(ii) 15 percent of the total number of shares of Stock, as determined at the time of a particular grant, outstanding or reserved for issuance upon conversion of the Company's Series A Preferred Stock from time to time. Notwithstanding the foregoing, the total amount of Common Stock with respect to which ISOs may be granted under the Plan shall not exceed

2,380,850 shares. Moreover, the total amount of Common Stock with respect to which Options may be granted under the Plan to any Grantee during the term of the Plan shall not exceed 1,000,000 shares. Common Stock issuable under the Plan may be authorized but unissued shares or reacquired shares of Common Stock. If, prior to exercise, any Options are forfeited, lapse, or terminate for any reason, the Common Stock covered thereby shall again be available for Option grants under the Plan.

         SECTION 4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, provided that the Board, the Acquisition Committee of the Board or the Small Acquisition Committee of the Board may make grants of Options pursuant to the Plan in connection with the acquisition of businesses by the Company. Subject to the express provisions of the Plan , the Committee shall have the authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of stock option agreements thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. Any controversy or claim arising out of or related to the Plan or the Options granted thereunder shall be determined unilaterally by, and at the sole discretion of, the Committee. To the extent necessary to comply with Rule 16b-3 under the Exchange Act, determinations concerning Options granted to any person who is a Director or officer or otherwise subject to Section 16 of the Exchange Act shall be made by the Committee.

         SECTION 5. TYPES OF OPTIONS. Options granted under the Plan may be of two types: ISOs or NQSOs. The Committee shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs, or both but shall clearly designate the nature of each Option at the time of grant. Grantees who are not Employees of the Company or a Subsidiary on the date an Option is granted shall receive only NQSOs.

         SECTION 6.  GRANT OF OPTIONS TO EMPLOYEES AND CONSULTANTS.

                  (a) Employees and Consultants of the Company and its Subsidiaries shall be eligible to receive Options under the Plan.

                  (b) The exercise price per share of Common Stock subject to an Option granted to an Employee or Consultant shall be determined by the Committee; provided, however, that the exercise price of each share subject to an Option shall be not less than 100 percent of the Fair Market Value of a share of the Common Stock on the date such Option is granted, or, in the case of an ISO granted to a Control Person, not less than 110 percent of such Fair Market Value.

                  (c) The term of each Option granted to an Employee or Consultant shall be determined by the Committee, provided that no ISO shall be exercisable more than ten years from the date of grant of the Option and further provided that no ISO granted to a Control Person shall be exercisable more than five years from the date of grant of the Option.

                  (d) The committee shall determine and designate from time to time Employees or Consultants who are to be granted Options, the nature of each Option granted and the number of shares of Common Stock subject to each such Option.

                  (e) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Common Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Company and any Parent or Subsidiary corporation shall not exceed $100,000. To the extent the limitation set forth in the preceding sentence is exceeded, the Options with respect to such excess shall be treated as NQSOs.

                  (f) The Committee, in its sole discretion, shall determine whether any Option granted to an Employee or Consultant shall become exercisable in one or more installments and shall specify the installment dates. The Committee may also make such other provisions, not inconsistent with the terms of this Plan, as it may deem desirable, including such provisions as it may deem necessary to qualify any ISO under the provisions of Section 422 of the Code. Without limitation of the foregoing, the Committee may, in its discretion, provide that Options shall immediately become exercisable upon (i) the death of an Employee or Consultant while in the employ of the Company or any Subsidiary or (ii) a Change in Control.

                  (g) The Committee may, at any time, grant new or additional options to any eligible Employee or Consultant who has previously received Options under the Plan or options under other plans, whether such prior Options or other options are still outstanding, have been exercised previously in whole or in part, or have been canceled. The exercise price of such new or additional Options may be established by the Committee, subject to Section 6(b) hereof without regard to such previously granted Options or other options.

         SECTION 7.  GRANTS OF OPTIONS TO NONEMPLOYEE DIRECTORS.

                  (a) Nonemployee Directors of the Company shall be eligible to receive Options under the Plan only pursuant to the provisions of this
         Section 7. Each individual who agrees to become a Nonemployee Director prior to the filing of the Registration Statement covering the Initial Public Offering shall receive, without the exercise of the discretion of any person, an NQSO under the Plan relating to the purchase of 10,000 shares of Common Stock. Each individual who agrees to become a Nonemployee Director between the filing and effective date of the Registration Statement covering the Initial Public Offering shall receive, without the exercise of the discretion of any person, an NQSO under the Plan relating to the purchase of 10,000 shares of Stock at an exercise price equal to the Initial Public Offering price per share. Thereafter, each individual who agrees to become a Nonemployee Director within six months following (i) the effective date of the Registration Statement covering the Initial Public Offering or (ii) an annual meeting of the Company's Stockholders shall receive, without the exercise of the discretion of any person, an NQSO under the Plan relating to the purchase of 10,000 shares of Common Stock. In addition, on the day after the first annual meeting of stockholders next following the date of the Initial Public Offering, and the date after each subsequent annual meeting, each person who is a continuing Nonemployee Director on any such date shall receive, without the exercise of the discretion of any person, an NQSO under the Plan relating to the purchase of 5,000 shares of Common Stock, and each person who is a new, first-time Nonemployee Director on any such date and who became a Nonemployee Director more than six months following (i) the effective date of the Registration Statement covering the Initial Public Offering or (ii) the immediately preceding annual meeting of the Company's stockholders shall receive, without the exercise of the discretion of any person, an NQSO under the Plan relating to the purchase of 10,000 shares of Common Stock. In the event that there are not sufficient shares available under the Plan to allow for the grant to each Nonemployee Director of an NQSO for the number of shares provided herein, each Nonemployee Director shall receive an NQSO for his pro rata share of the total number of shares of Common Stock available under the Plan.

                  (b) The exercise price of each share of Common Stock subject to an Option granted to a Nonemployee Director shall equal the Fair Market Value of a share of Common Stock on the date such Option is granted. Payment of the exercise price for the shares being purchased shall be made in cash.

                  (c) Each Option granted to a Nonemployee Director shall become exercisable six months from, and shall have a term of ten (10) years from, the date of Option grant, or, if later, the date the Grantee becomes a Nonemployee Director. Notwithstanding the exercise period of any Option granted to a Nonemployee Director, all such Options shall immediately become exercisable upon (i) the death of a Nonemployee Director while serving as such or (ii) a Change in Control.

         SECTION 8.  EXERCISE OF OPTIONS.

                  (a) A Grantee shall exercise an Option by delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the Option price of such shares and any income tax required to be withheld. The Committee may, in its sole discretion, permit a Grantee to pay all or a portion of the exercise price by a simultaneous sale of the shares of Common Stock to be issued pursuant to such exercise pursuant to a brokerage or similar arrangement.

                  (b) Except as provided pursuant to Section 9(a) hereof, no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant of the Company or a Subsidiary.

                  (c) Except as provided in Section 9(a) hereof, no Option granted to a Nonemployee Director shall be exercised unless at the time of such exercise the Grantee is then a Nonemployee Director.

                  (d) Before the Company issues Common Stock to a Grantee pursuant to the exercise of an NQSO, the Company shall have the right to require that the Grantee make such provision, or furnish the Company such authorization, necessary or desirable so that the Company may satisfy its obligation under applicable income tax laws to withhold income or other taxes due upon or incident to such exercise.

         SECTION 9.  EXERCISE OF OPTIONS UPON TERMINATION.

                  (a) Subject to Section 9 (c) hereof, upon the termination of a Grantee's relationship with the Company and its Subsidiaries, the period during which such Grantee may exercise any outstanding and then exercisable installments of his Options shall not exceed (i) if such termination is due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), one year from the date of such termination, and (ii) in all other cases, three months (six months for Nonemployee Directors) from the date of such termination, provided, however, that in no event shall the period extend beyond the expiration of the Option term. Notwithstanding the foregoing, all Options shall immediately terminate upon a termination of a Grantee's employment if the Committee determines, in its sole discretion, that such termination is for Cause.

                  (b) In no event shall any Option be exercisable for more than the maximum number of shares that the Grantee was entitled to purchase at the date of termination of the relationship with the Company and its Subsidiaries; provided, however, that in the case of Options granted prior to the Initial Public Offering to a Grantee who at no time prior to the date of termination of his relationship with the Company and its Subsidiaries was subject to the provisions of Section 16(b) of the Exchange Act, any member of the Board who had been the Grantee's immediate or ultimate supervisor prior to the Initial Public Offering may, in the sole discretion of such Board member, accelerate the exercisability of all or a portion of such Options which are not then otherwise exercisable if (i) such Grantee is terminated by the Company or a Subsidiary without Cause or (ii) the Subsidiary employing such Grantee is sold.

                  (c) The Committee may, in its discretion, extend the period of exercisability set forth in clauses (i) and (ii) in paragraph (a) above; provided, however, that such period may not be extended for Options granted to Nonemployee Directors.

                  (d) Subject to Section 9(b) hereof, the sale of any Subsidiary shall be treated as a termination of employment with respect to any Grantee employed by such Subsidiary.

                  (e) Subject to the foregoing, in the event of a Grantee's death, Options may be exercised by the Grantee's legal representative.

         SECTION 10. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If the Company shall effect a subdivision or consolidation of shares or other increase or reduction of shares of Common Stock outstanding without receiving compensation therefor in money, services or property, or any other change in corporate capital structure shall occur, then (a) the number of shares subject to outstanding Options shall be proportionately adjusted (without a change in the total price applicable to any such Option, but with a corresponding adjustment in the price per share), and (b) the number of shares available for issuance under Sections 3 and 7(a) shall be proportionately adjusted.

         SECTION 11. RESTRICTIONS ON ISSUING SHARES. No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been compiled with to the satisfaction of the Committee. The Committee shall have the right to condition any Option on the Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation, official interpretation thereof, or underwriting agreement, and certificates representing such shares may be legended to reflect any such restrictions.

         SECTION 12.  OPTION AGREEMENTS; MISCELLANEOUS TERMS.

                  (a) Each Option shall be evidenced by a written agreement containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve. The terms and provisions of such agreements may vary among Grantees and among different Options granted to the same Grantee.

                  (b) The grant of an Option in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee's employment relationship with the Company or its Subsidiaries, or, until such Option is exercised and share certificates are issued, any rights as a Stockholder of the Company. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

                  (c) No Grantee, and no beneficiary or other persons claiming under or through the Grantee, shall have any right, title, or interest by reason of any Option to any particular assets of the Company or its Subsidiaries or any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option.

                  (d) No Option shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and an Option shall be exercisable during the Grantee's lifetime only by the Grantee.

                  (e) The issuance of shares of Common Stock to Grantees or to their legal representatives shall be subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.

         SECTION 13. AMENDMENT AND TERMINATION. The Board may, at any time, alter, amend, suspend, discontinue, or terminate the Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Options previously granted hereunder and provided further that any stockholder approval necessary or desirable in order to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or other applicable law or regulation) shall be obtained in the manner required therein.

         SECTION 14. EFFECTIVE DATE OF PLAN. The Plan shall be effective upon its adoption by the Board and it approval by the Company's stockholders. No ISO may be granted more than ten years after such effective date.